AMENDED LEASE SCHEDULE NO. 1
                            TO MASTER LEASE AGREEMENT


         This Amended Lease Schedule No. 1 ("Amended Lease Schedule") is made this ______ day of March, 1997 and is a part of the Master Lease Agreement ("Lease") between IGT NORTH AMERICA, INC., a Nevada corporation ("Lessor") and FOUR QUEENS, INC., a Nevada corporation ("Lessee") dated November 28, 1994, and PDS FINANCIAL CORPORATION-NEVADA, a Nevada corporation, as assignee of Lessor's interest under the Lease, and shall replace that certain Lease Schedule No. 1 attached to the Lease and dated November 28, 1994 (the "Lease Schedule").

         1. Description of Equipment: The Equipment listed on Attachment "A" to this Amended Lease Schedule shall constitute the Equipment leased under the Lease and made subject to the provisions of the Lease.

         2. This Amended Lease Schedule shall be effective as of the date first written above.

         3. Term: The original Term shall be remain as set forth in the Lease Schedule (the "Original Term"). At the end of the Original Term, if there is then no uncured event of default under the Lease or this Amended Lease Schedule, upon 120 days advance written notice to Lessor, at Lessee's option the Original Term shall be extended to November 1, 1998.

         4. The Basic Rent due each month during the Original Term for the Equipment described herein is as follows:

                  a. Payments under this Amended Lease Schedule in the amount of $43,758.17 shall be due and payable on March 1, 1997 and on the first day of each month thereafter through and including November 1, 1997.

                  b. Lessee has elected to purchase the Equipment pursuant to that certain Amendment No. 1 to Master Lease Agreement dated of even date herewith and Lessee may pay the purchase price in a single payment of $297,000.00 due and payable on December 1, 1997, or at Lessee's option and upon 30 days advance written notice, in 12 equal monthly installments commencing on December 31, 1997 and on the last day of each month thereafter through and including November 30, 1998 each in the amount of $26,457.61.

                  c. In addition to the monthly Basic Rent due as set forth above, Lessee shall pay PDS an amount equal to all taxes which may be imposed by any Federal, State or local authority from time to time.

         5. All of the provisions of the above-mentioned Lease, as amended from time to time, are incorporated by reference herein as if set forth fully herein.

Date:  March, ____ 1997.


LESSOR:           PDS FINANCIAL CORPORATION-NEVADA,
                           a Nevada corporation


                           By:__________________________________
                           Its:_________________________________


LESSEE:           FOUR QUEENS, INC.,
                           a Nevada corporation


                           By:__________________________________
                           Its:_________________________________

         The undersigned hereby acknowledges and agrees to the terms of this Amended Lease Schedule No. 1 and hereby reaffirms the Guaranty of Lease dated November 28, 1994 from the undersigned to Lessor, which Guaranty of Lease shall continue in full force and effect.


GUARANTOR:        ELSINORE CORPORATION,
                           a Nevada corporation


                           By:__________________________________
                           Its:_________________________________

                                  SUPPLEMENTAL
                                 ATTACHMENT "A"
                                   FOUR QUEENS
                                     B-1565

This Supplemental Attachment "A" is attached to and made a part of the Master Lease Agreement and Lease Schedule No. 1 to Master Lease Agreement, each dated November 28, 1994 between IGT-North America, a Nevada corporation ("Lessor") and Four Queens, Inc., a Nevada corporation ("Lessee").


                                                              Vendor/           Model/
Quantity       Denom  Model/Description                       Manufacturer      Item No.         Serial No.     Invoice/PO No.
Slot Signage

1        Display Sign-Double Face "25c Poker" w/Exposed Neon  Mikohn            C4-08-265                          11539
1        Display Sign-Double Face "5c Win" Queens Logo and    Mikohn            C4-08266                           11590
         $5 Queens Cache
1        1x2 Cham2 Meter                                      Mikohn            C5-06-318        S12-576           5614740-IN
1        CON2I Controller                                     Mikohn            CON21-425                          5614740-IN
1        R/F S/F Fxt. "25c Progressive"                       Mikohn                             616634            5614740-IN
1        Processing Permit Applications                       Mikohn                                               5614740-IN
1        Permit Fee                                           Mikohn                                               5614740-IN
1        D/F "$1" Triple Diamond Fxt.                         Mikohn            C5-06-210        616536            5614669-IN
1        1x2 Cham2 Super Meter                                Mikohn                             S12-574           5614669-IN
1        1x2 Cham2 Super Meter                                Mikohn                             S12-575           5614669-IN
1        CON21 Controller                                     Mikohn                             CON21-438         5614669-IN
1        IGT Harness CON2 6 Machine                           Mikohn                                               5614669-IN
1        Processing Permit Application                        Mikohn                                               5614669-IN
1        Permit Fee                                           Mikohn                                               5614669-IN

EDT Hardware

40       Harness, Machine, IGT+Upright                        IGT               60719200                           LV66140-00
4        Harness, PIM510, Reader Display                      IGT               6071391                            LV69712-00
4        Harness, PIM510, Snub                                IGT               6071401                            LV69712-00
120      Harness, Machine, IGT+ Upright                       IGT               60719200                           LV71092-00
11       Harness, PIM510, Reader Display                      IGT               6071391                            LV71093-00
5        Harness, PIM510, Snub                                IGT               6071401                            LV71093-00
15       Bracket-Ply Trk, Side Mount, Peiba                   IGT               62682600                           LV71093-00
5        PCB, Display, PT200, Assembly                        IGT               7690341                            LV72084-00
5        Harness, PIM510, Snub                                IGT               6071401                            LV72084-01
3        Harness, PIM510, Reader Display                      IGT               6071391                            LV71093-01
15       Harness, PIM510, Snub                                IGT               6071401                            LV71093-01
12       Pix, VIA70XFI-5Mag HPR $1-$20 Gen                    IGT               87186700                           LV71093-01
3        Pix, VIA70FXI-5Mag HPR $1-$20 Gen                    IGT               87186700                           LV71093-02
265      Cam-DBV-SS Cashbox Lock                              IGT               80307690                           LV68579-00
250      Collar-Lock, Long Barrel                             IGT               64401090                           LV68579-00
1        GL T5133x132ATHLF 24H48HINS Tpr                      IGT               86049500                           LV68579-00
176      CAM-90DEGx1,0L, Belly Door, S+ IBA                   IGT               80307300                           LV68579-01
250      CAM-1.125 Flat, 2 Double D                           IGT               80308100                           LV68579-01
235      CAM-DBV-SS Cashbox Lock                              IGT               80307690                           LV68579-01
74       CAM-90DEGx1.0L, Belly Door, S+ IBA                   IGT               80307300                           LV68579-02
250      CAM-1.125 Flat, 2 Double D                           IGT               80308100                           LV68579-02
235      CAM-DBV-SS Cashbox Lock                              IGT               80307690                           LV68579-02
5        Harness, PTM510, Reader Display                      IGT               6071391                            LV72084-03
5        Harness, PTM510, Reader Display                      IGT               6071391                            LV72084-02
45       Harness, Machine, IGT+Upright                        IGT               60719200                           LV75262-00
19       Bracket, PT95 Electronics                            IGT               6362160                            LV74671-00
120      Spacer, .25 Hex. 4-40 x . 19 Lg.                     IGT               67446390                           LV74671-00
15       PCB, Display, PT200, Assembly                        IGT               7690341                            LV46710-00
5        Ins, HPR30,36,3770x2H/1K/12H                         IGT               87117600                           LV74671-00
1        Bracket, PT95 Electronics                            IGT               6362160                            LV74671-01
80       Standoff, M/F, 4-40x2.00                             IGT               31206790                           LV74671-01
50       Bracket Assembly, PT95 Elect.                        IGT               6362161                            LV80124-00
50       PCB, Mach, Personality #65D Assembly                 IGT               75423700                           LV80124-00
50       Card Reader, Mag, 70% Track II                       IGT               37905190                           LV80124-00
50       Power Supply, Module CD 4017                         IGT               40005490                           LV80124-00
50       Harn, Mag Reader & Display, PTM441, Assembly         IGT               60718000                           LV80124-00
50       PCB, 16 Character Display, 7.6" Assembly             IGT               7690671                            LV80124-00

Locks

20       Cam-Cash Door Lock, PE+ IBA                          IGT               80307200                           LV73480-00
20       Cam Lock, B/A Door, PE+IBA                           IGT               80307400                           LV73480-00
20       Bearing Ball, .251D x .6880D                                  IGT      39001090                           LV73480-00
20       Washer, BRZ, .251D x .50 OD x .031                   IGT               43904090                           LV73480-00
20       Nut, Lock ESNA1/4-20                                 IGT               42101191                           LV73480-00
250      Straight Regular Cam 1.7"          Security Locking Systems            CM-AO9                             P.O. 60361
90       Drop Lock One Way 90               Security Locking Systems            N1058                                10285
90       Drop Lock One Way 180              Security Locking Systems            N1058                                10285
80       Duo 1-1/8, 180, LH                                   VSR               2A1287                                6958
80       Duo 1-1/8, 170, LH                                   VSR               2A1287                               13023


                                  SUPPLEMENTAL
                                 ATTACHMENT "A"
                                   FOUR QUEENS
                                     B-1565

This  Supplemental  Attachment  "A" is  attached to and made a pat of the Master
Lease Agreement and Lease Schedule No. 1 to Master Lease  Agreement,  each dated
November 28, 1994 between IGT-North America, a Nevada corporation ("Lessor") and
Four Queens, Inc., a Nevada corporation ("Lessee").
                                                              Vendor/           Model/
Quantity Denom             Model/Description                  Manufacturer      Item No.Serial No.                 Invoice/P.O.No.
Slots

1        $1.00             PE+Upright WBA                     IGT               1D150F                                S.O. 116859
1        $1.00             PE+Upright WBA                     IGT               1D650F                                S.O. 116859
1        $1.00             PE+Upright WBA                     IGT               ID650F                                S.O. 116859
1        $1.00             PE+Upright WBA                     IGT               1D700F                                S.O. 116859
1        $1.00             PE+Upright WBA                     IGT               1D930F                                S.O. 116859
1        $5.00             PE+Upright WBA                     IGT               1D650F                                S.O. 116859
1        $5.00             PE+Upright WBA                     IGT               1D650F                                S.O. 116859
1        $5.00             PE+Upright WBA                     IGT               1D700F                                S.O. 116859

                      SUPPLEMENTAL CERTIFICATE OF DELIVERY,
                           INSTALLATION AND ACCEPTANCE


TO:          IGT - NORTH AMERICA, a Nevada corporation ("Lessor")
          PDS FINANCIAL CORPORATION, a Minnesota corporation ("Assignee")

FROM:    Four Queens, Inc., a Nevada corporation ("Lessee")

RE:        Master Lease Agreement dated as of November 28, 1994 ("Lease")
        Lease Schedule No. 1, dated as of November 28, 1994 ("Lease Schedule") Supplemental Attachment" A" to Lease Schedule No. 1 dated October 19, 1996

PREMISES:         Four Queens Casino
                  202 Fremont Street
                  Las Vegas, NV 89101


Equipment

         Lessee hereby certifies that the items of Equipment described in the above Lease Schedule and in Supplemental Attachment A to Lease Schedule No.1 dated October 19, 1996, have been delivered to and inspected by the Lessee, installed in the Premises, found to be in good order and accepted for all purposes under the Lease Schedule and the Lease as Equipment under the Lease Schedule and the Lease, all on the Acceptance Date set forth hereinbelow.

         The Lessee hereby represents and warrants to the Lessor and the Assignee that on the Acceptance Date set forth below a) no Event of Default by Lessee under the Lease Schedule or the Lease or event which, with the giving of notice or lapse of time or both, would become such Event of Default by Lessee, has occurred and is continuing and b) Lessor has fully performed all covenants and conditions to be performed by it under the Lease Schedule and the Lease.

         Lessee approves payment to the supplier or suppliers of the Equipment by Lessor or Assignee.

         LESSEE ACKNOWLEDGES THAT EACH UNIT IS OF THE DESIGN, CAPACITY AND MANUFACTURE SPECIFIED FOR AND BY THE LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES. LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT ASSIGNEE IS NOT A MANUFACTURER OR VENDOR OF THE EQUIPMENT AND THAT ASSIGNEE HAS NOT MADE, AND DOES NOT MAKE, ANY REPRESENTATION, WARRANTY OR COVENANT WITH RESPECT TO MERCHANTABILITY, FITNESS FOR ANY PURPOSE, CONDITION, QUALITY, DELIVERY, INSTALLATION, DURABILITY, PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, SUITABILITY OR CAPABILITY OF ANY UNIT IN ANY RESPECT OR IN
CONNECTION WITH ANY OTHER PURPOSES OR USES OF LESSEE OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND OR CHARACTER EXPRESSED OR IMPLIED, WITH RESPECT THERETO. LESSEE ACCORDINGLY AGREES NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST ASSIGNEE OR ITS ASSIGNS BASED THEREON. LESSEE FURTHER AGREES, REGARDLESS OF CAUSE, NOT TO ASSERT ANY CLAIM RELATED TO THE EQUIPMENT WHATSOEVER AGAINST ASSIGNEE OR ITS ASSIGNS FOR LOSS OF ANTICIPATORY PROFITS OR CONSEQUENTIAL DAMAGES. ASSIGNEE SHALL HAVE NO OBLIGATION TO INSTALL, ERECT, TEST, ADJUST OR SERVICE THE EQUIPMENT. LESSEE SHALL LOOK TO THE MANUFACTURER OR VENDOR FOR ANY CLAIMS RELATED TO THE EQUIPMENT.

         The Equipment is accepted by the Lessee and has been delivered, inspected and installed as of October 19, 1996 ("Acceptance Date").

Entire Agreement: LESSEE REPRESENTS THAT IT HAS READ, RECEIVED, RETAINED A COPY OF AND UNDERSTANDS THIS SUPPLEMENTAL CERTIFICATE OF DELIVERY, INSTALLATION AND ACCEPTANCE, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. ASSIGNEE AND LESSEE AGREE THAT THE LEASE AND ALL RIDERS AND SCHEDULES THERETO, AS ASSUMED BY LESSEE IN ITS PENDING CHAPTER 11 PROCEEDINGS, SHALL CONSTITUTE THE ENTIRE LEASE AND AGREEMENT AND SUPERSEDE ALL PROPOSALS, ORAL OR WRITTEN, ALL PRIOR NEGOTIATIONS AND ALL OTHER COMMUNICATIONS BETWEEN ASSIGNEE AND LESSEE WITH RESPECT TO ANY UNIT. THIS LEASE SCHEDULE IS NOT CANCELABLE BY LESSEE FOR THE TERM HEREOF.

         IN WITNESS WHEREOF, the Lessee has caused this Supplemental Certificate of Delivery, Installation and Acceptance to be duly executed on this 19th day of October, 1996 by its authorized representative.



LESSEE:           Four Queens, Inc.,
                           a Nevada corporation

                           By:_______________________________________
                           Its:______________________________________

                                  BILL OF SALE

THIS BILL OF SALE is executed and delivered this 22nd day of January, 1997 by Four Queens, Inc. ("Seller") to IGT-North America, Inc. ("IGT") and PDS Financial Corporation ("PDS") (PDS and IGT are hereinafter collectively "Purchaser").

         In consideration of for One Dollar ($1.00) and for other good and valuable consideration, including but not limited to the Purchaser's willingness to lease the Assets to Seller under the Master Lease Agreement dated November 28, 1994 (the "Lease"), the receipt and adequacy of which are hereby acknowledged, Seller does hereby bargain, sell, convey and grant unto Purchaser, its successors and assigns, all of the assets and personal property of Seller identified on Schedule A attached hereto and incorporated herein (the "Assets").

         TO HAVE AND TO HOLD the same unto Purchaser and its successors and assigns, subject only to the Lease.

         Seller hereby represents and warrants that it is the lawful owner of the Assets, including, without limitation, all of the assets described on Schedule A, has good title and right to sell and transfer the same, and that all such Assets and property are transferred to Purchaser free and clear of all liens, security interests and encumbrances whatsoever.

         Seller hereby covenants and agrees with Purchaser that Seller will execute and deliver to Purchaser all such further instruments of conveyance, assignment and transfer as Purchaser may request from time to time to effectuate the transfer of the Assets to Purchaser, free and clear of any and all liens, claims and encumbrances.

         IN WITNESS WHEREOF, Seller has executed and delivered this Bill of Sale as of the date first above written.

                                             Four Queens, Inc.,
                                             a Nevada corporation


                                             By:________________________________
                                             Its:_______________________________

STATE OF NEVADA  )
                ) SS.
COUNTY OF CLARK  )

         The foregoing instrument was acknowledged before me this 22nd day of January, 1997, by __________________________, the _______________________ of
Four Queens, Inc., a Nevada corporation, on behalf of the corporation.

                                              ----------------------------------
                                              Notary Public

                                                       PDS Lease Sch A 970122

Four Queens Hotel & Casino

Invoice Submission to PDS
         Schedule A
         22-Jan-97

Vendor                     Invoice No.      Invoice Date      Description
-------------------------------------------------------------------------
Casino Signs - Mikohn      11539            11/10/94          Slot signage
Casino Signs - Mikohn      11590            11/16/94          Slot signage
Casino Signs - Mikohn      5614740-IN       8/7/95            Slot signage
Casino Signs - Mikohn      5614669-IN       8/3/95            Slot signage
IGT                        LV66140-00       10/25/94          EDT hardware
IGT                        LV69712-00       2/2/95            EDT hardware
IGT                        LV71092-00       2/27/95           EDT hardware
IGT                        LV71093-00       2/27/95           EDT hardware
IGT                        LV73480-00       5/10/95           Locks
IGT                        LV72084-00       3/21/95           EDT hardware
IGT                        LV72804-01       3/28/95           EDT hardware
IGT                        LV71093-01       3/3/95            EDT hardware
IGT                        LV71093-02       3/10/95           EDT hardware
IGT                        LV68579-00       12/29/94          EDT hardware
IGT                        LV68579-01       1/5/95            EDT hardware
IGT                        LV68597-02       1/5/95            EDT hardware
IGT                        LV72084-02       6/2/95            EDT hardware
IGT                        LV72084-03       5/17/95           EDT hardware
IGT                        LV75262-00       6/7/95            EDT hardware
IGT                        LV74671-00       5/24/95           EDT hardware
IGT                        LV74671-01       5/26/95           EDT hardware
IGT                        LV80124-00       10/12/95          EDT hardware
Security Locking System    PO 60361         1/24/95           Locks
Security Locking System    10285            6/20/95           Locks
VSR                        6958             6/5/95            Locks
VSR                        13023            9/25/95           Locks
   Total Invoices enclosed











1/22/97

                     EXHIBIT A TO UCC-2 FINANCING STATEMENT


LESSEE:                             Four Queens, Inc.
                                    202 Fremont Street
                                    Las Vegas, NV 89101

LESSOR:                             IGT-North America
                                    520 South Rock Blvd.
                                    Reno, NV 89510

ASSIGNEE:                           PDS Financial Corporation
                                    6442 City West Parkway, Suite 300
                                    Minneapolis, Mn 55344

         This is a precautionary filing pursuant to NRS 104.9408. This Amendment is filed to add additional Equipment to the Equipment leased under the Master Lease Agreement dated November 28, 1994 between IGT-North America and Four Queens, Inc. and Lease Schedule No. 1 and substitute schedules thereto (collectively, the "Lease"). The Equipment described in Supplemental Attachment A hereto is added to the Equipment leased under the Lease, together with all improvements, accessions, appurtenances, substitutions and replacements for and to the foregoing, all insurance proceeds and condemnation awards payable with respect to the foregoing, and all proceeds and products of the foregoing: